STATUTORY RESERVES	12 Months Ended
Dec. 31, 2011
STATUTORY RESERVES
STATUTORY RESERVES

19.                               STATUTORY RESERVES

Prior to payment of dividends, pursuant to the laws applicable to the PRC’s Foreign Investment Enterprises, the Company’s subsidiaries and variable interest entities in the PRC must make appropriations from after-tax profit to non-distributable reserve funds as determined by the Board of Directors of each company. These reserves include (i) general reserve, (ii) enterprise expansion reserve, and (iii) a staff bonus and welfare reserve.

Subject to certain cumulative limits, the general reserve requires annual appropriations of 10% of after-tax profits as determined under PRC laws and regulations at each year-end; the other reserve appropriations are at the Company’s discretion.  These reserves can only be used for specific purposes of enterprise expansion and are not distributable as cash dividends.

In private school, that requires reasonable return, the PRC laws and regulations require that annual appropriations of 25% of after-tax income should be set aside prior to payments of dividend as development fund for the construction or maintenance of the school or procurement or upgrading of educational equipment, while in the case of a private school that does not require reasonable return, this amount should be equivalent to no less than 25% of the annual increase of net assets of the school as determined in accordance with generally accepted accounting principles in the PRC.

The Company’s PRC entities made appropriations to the general reserve and development fund of $144, $379 and $1,021 for the years ended December 31, 2009, 2010 and 2011, respectively.